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TRO
JAMES E. WHITMIRE, ESQ.
Nevada Bar No. 6533
SANTORO, DRIGGS, WALCH,
KEARNEY, HOLLEY & THOMPSON
400 South Fourth Street, Third Floor
Las Vegas, Nevada 89101
Telephone:   702/791-0308
Facsimile:      702/791-1912
Attorneys for Plaintiff

DISTRICT COURT

CLARK COUNTY, NEVADA

9 10 11 12 13 14 15	THOMAS BARR, Plaintiff, v. BRIAN BARROWS, JAMES LAIRD and DOES I through X, inclusive, Defendant.	CASE NO.: A568118 DEPT. NO.: XIII NOTICE OF ENTRY OF ORDER
16 17 18 19 20 21	YOU, and each of you, will please take notice that a Temporary Restraining Order in the above entitled matter was filed and entered by the Clerk of the above-entitled Court on the 28th day of July, 2008, a cophich is attached hereto
Dated this 28TH day of July, 2008.

22	SANTFORD, DRIGGS, WALCH, KEARNY, HOLLEY & THOMPSON
23
24	By:	/s/ James E. Whittmire, Esq.
25		JAMES E. WHITMIRE, ESQ. Nevada Bar No. 6533
26		400 South Frouth Street, Thrid Floor Las Vegas, Nevada 89101
27 28		Attorneys for Plaintiff

1 2 3 4 5 6 7 8	CERTIFICATE OF SERVICE
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I do hereby certify that on the 28th day of July, 2008, service of the foregoing, Notice of Entry of Temporary Restraining Order, was made by facsimile transmission only, pursuant to the amendment to the Eighth Judicial District Court Rule 7.26, this date, by faxing a true and correct copy of the same to:

Cynthia A. LeVasseur, Esq.
Snell & Wilmer
3883 Howard Hughes Pkwy, Suite 1100
Las Vegas, Nevada 89169
Fax: (702) 784-5252

a copy of the Transmit Confirmation Report is attached hereto.

I further certify that there is a regular communication with the above office of counsel and that the telephonic facsimile communication device was operating at the time of service.

16 17 18	/s/ Suzanne Allison An employee of Santoro, Driggs, Walch, Kearney, Johnson & Thompson
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TRO
JAMES E. WHITMIRE, ESQ.
Nevada Bar No. 6533
SANTORO, DRIGGS, WALCH,
KEARNEY, HOLLEY & THOMPSON
400 South Fourth Street, Third Floor
Las Vegas, Nevada 89101
Telephone:   702/791-0308
Facsimile:      702/791-1912
Attorneys for Plaintiff

DISTRICT COURT

CLARK COUNTY, NEVADA

9 10 11 12 13 14 15	THOMAS BARR, Plaintiff, v. BRIAN BARROWS, JAMES LAIRD and DOES I through X, inclusive, Defendant.	CASE NO.: A568118 DEPT. NO.: XIII NOTICE OF ENTRY OF ORDER
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TEMPORARY RESTRAINING ORDER

Plaintiffs Motion for Temporary Restraining Order came on for hearing this 28th day of July, 2008. Plaintiff THOMAS BARR was represented by and through his attorneys' of record, JAMES E. WHITMIRE, ESQ. and JEFFRY ALBREGTS, ESQ. of the law firm of SANTORO, DRIGGS, WALCH, KEARNEY, HOLLEY & THOMPSON. Defendants BRIAN BARROWS and JAMES LAIRD were represented by and through their attorneys' of record, CYNTHIA A. LeVASSEUR, ESQ. of the law firm SNELL & WILMER.

THIS COURT considered Plaintiffs Motion for Temporary Restraining Order and Motion for Preliminary Injunction; the Supplemental Exhibit thereto (Declaration of Thomas Barr); Defendants' Motion to Quash and Opposition to the Motion for Temporary Restriaing Order; and the arguments of counsel at the hearing.
THE COURT finds good cause to grant said Application for Temporary Restraining Order.
In connection therewith,

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THE COURT HEREBY PRELIMINARILY FINDS as follows:

2. That a shareholders' meeting concerning election of the Board of Directors has not occurred for a substantial period of time.

3. That on or about July 22, 2008, Defendant Barrows caused a "Meeting Notice" to be delivered to Barr, by overnight courier, which states, in relevant part (including typographical and grammatical errors):

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Meeting Notice

17 July 2008

Dear Tom,

Pursuant to Section 3.9 of the bylaws ("Bylaws") of Flex Fuels Energy Inc (the "Company"), you are herby notified that a special meeting of the board of Directors of the will be held at 16:00 PM on 29 July 2008 by telephone conference call.

The agenda for the meeting is as follows:

1. Proposed amendments to the Bylaws;

2. Disciplinary actions against Mr. Thomas Bar for unauthorized Company filings with the SEC; and

3. AOB

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4. That the Meeting Notice is defective pursuant to Flex Fuels' Bylaws and/or Nevada corporate law. Among other things, the Meeting Notice was received less than seven (7) days before the meeting, was not called for by the requisite number of directors, does not state a meeting location, does not define a particular time for the meeting and is otherwise unduly vague and ambiguous as to the purpose of the meeting.

5.  To the extent that the meeting is to occur, there is a legitimate concern that Defendants Barrows and Laird will unlawfully attempt to take action to impair Barr's directorship position, upset control of the Flex Fuels and/or otherwise negatively affect and harm Barr, Flex Fuels and its stockholders.

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6. In addition to the defects associated with the Meeting Notice, Laird should not be allowed to participate in any Board meeting in light of his resignation on May 16, 2008.

7. Any purported discipline of Barr would be unwarranted at this time.

8. Plaintiff will be irreparably harmed should the Meeting occur without proper notice and if Laird participates in the meeting.

9. No harm or prejudice will occur to the Defendants should a temporary restraining order be issued.

Accordingly, IT IS HEREBY ORDERED as follows:

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1. The Defendants and their officers, agents, servants, employees, attorneys and those persons in active concert or participation with them are refrained from proceeding or otherwise allowing or participating at the Meeting which was set to occur on July 29, 2008.

2. Absent further Order of the Court, the Defendants and their officers, agents, servants, employees, attorneys and those persons in active concert or participation with them are refrained from allowing Defendant Laird from participating in any future Board meeting or otherwise acting or purporting act as a Director of Flex Fuels in light of his resignation.

3. Absent further Order of the Court, the Defendants and their officers, agents, servants, employees, attorneys and those persons in active concert or participation with them are refrained from disciplining or otherwise punishing Plaintiff for taking actions with the SEC

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4. A non-evidentiary preliminary injunction hearing is set for August 11, 2008 at 9:00 a.m. Defendants' Opposition to the Motion for Preliminary Injunction shall be filed on or before normal close of business on August 4, 2008 (with service to occur by hand-delivery, email and/or fax). Plaintiffs Reply shall be filed on or before noon on Friday, August 8, 2008 (with service to occur by hand-delivery, e-mail and/or fax).

5. The following briefing schedule shall apply to Defendants' Countermotion to Quash. Plaintiffs Opposition shall be filed on or before normal close of business on August 4, 2008 (with service to occur by hand-delivery, e-mail and/or fax). Defendants' Reply shall be filed on or before noon on Friday, August 8, 2008 (with service to occur by hand-delivery, email and/or fax).

1 2 3 4 5 6 7 8	6. A bond in the amount of $3,000 is set as security in this matter. DATED this 28th day of July, 2008. /s/ Mark R. Denton 4:35 PM DISTRICT COURT JUDGE
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Submitted by:
SANTORO, DRIGGS, WALCH,
KEARNEY, HOLLEY & THOMPSON

/s/ James E. Whitmire, Esq.
JAMES E. WHITMIRE, ESQ.
Nevada Bar No. 6533
400 South Fourth Street, Third Floor
Las Vegas, Nevada 89101
Attorneys for Plaintiff

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NOTC
JAMES E. WHITMIRE, ESQ.
Nevada Bar No. 6533
JEFFREY R. ALBREGTS, ESQ.
Nevada Bar No. 0066
SANTORO, DRIGGS, WALCH,
KEARNEY, HOLLEY & THOMPSON
400 South Fourth Street, Third Floor
Las Vegas, Nevada 89101
Telephone:   702/791-0308
Facsimile:      702/791-1912
Attorneys for Plaintiff

DISTRICT COURT

CLARK COUNTY, NEVADA

9 10 11 12 13 14 15	THOMAS BARR, Plaintiff, v. BRIAN BARROWS, JAMES LAIRD and DOES I through X, inclusive, Defendant.	CASE NO.: A568118 DEPT. NO.: XIII NOTICE OF ENTRY OF ORDER
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NOTICE OF POSTING SECURITY BOND

PLEASE TAKE NOTICE, Plaintiff in the above entitled-matter has herewith posted a security bond in the amount of $3,000.000 pursuant to the Temporary Restraining Order on July 28, 2008.

Dated this 28th day of July, 2008

SANTORO, DRIGGS, WALCH,
KEARNEY, HOLLEY & THOMPSON

 /s/ James E. Whittmire, Esq.
JAMES E. WHITMIRE, ESQ
Nevada Bar No. 6533
JEFFREY R. ALBREGTS, ESQ.
Nevada Bar No. 0066
SANTORO DRIGGS, WALCH,
KEARNEY HOLLEY & THOMPSON
400 South Fourth Street, 3rd Floor
Las Vegas, NV 89101
Telephone: (702) 791-0308
Facsimile:   (702) 791-1912

.

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CERTIFICATE OF MAILING

I HEREBY CERTIFY that, on the 28th day of July, 2008 and pursuant to NRCP 5(b), I deposited for mailing in the U.S. Mail a true and correct copy of the foregoing NOTICE OF POSTING SECURITY BOND, postage prepaid and addressed to:

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Cynthia A. LeVasseur, Esq.
SNELL & WILMER L.L.P.
3883 Howard Hughes Parkway
Suite 1100
Las Vegas, Nevada 89169

Attorneys for Defendants

/s/ Suzanne Allison
An employee of Santoro, Driggs, Walch,
Kearney, Holley & Thompson

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